T:\flh\series\10f-3diversifiedbond
For the fiscal period ended 6/30/99
File number 811-03623

                         SUB-ITEM 77-0

                         EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   20/20 Focus Portfolio

1.   Name of Issuer
     Clear Channel Communications, Inc.

2.   Date of Purchase
     5/20/1999

3.   Number of Securities Purchased
     200

4.   Dollar Amount of Purchase
     $14,125

5.   Price Per Unit
     $70.625

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
     Morgan Stanley Dean Witter

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Prudential Securities Incorporated
BT Alex. Brown Incorporated
BancBoston Robertson Stephens Inc.
First Union Capital Markets Corp.
Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Salomon Smith Barney Inc.
Credit Suisse First Boston Corporation
Lehman Brothers, Inc.
Schroder & Co. Inc.
Banc of America Securities LLC
Donaldson, Lufkin & Jenrette Securities Corporation
PaineWebber Incorporated
ING Baring Furman Selz LLC
Thomas Weisel Partners LLC
For the fiscal period ended 6/30/99
File number 811-03623

                         SUB-ITEM 77-0

                         EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   20/20 Focus Portfolio

1.   Name of Issuer
     TenFold Corporation

2.   Date of Purchase
     5/20/1999

3.   Number of Securities Purchased
     300

4.   Dollar Amount of Purchase
     $5,100

5.   Price Per Unit
     $17

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
     Goldman Sachs

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

BT Alex. Brown Incorporated
U.S. Bancorp Piper Jaffray Inc.
BancBoston Robertson Stephens Inc.
EVEREN Securities, Inc.
Edward D. Jones & Co., L.P.
Prudential Securities Incorporated
SG Cowen Securities Corporation
Wasserstein Perella Securities, Inc.
Robert W. Baird & Co. Incorporated
J.C. Bradford & Co.
The Chapman Company
Dain Rauscher Wessels
First Union Capital Markets Corp.
SoundView Technology Group, Inc.
Volpe Brown Whelan & Company, LLC


For the fiscal period ended 6/30/99
File number 811-03623

                         SUB-ITEM 77-0

                         EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   Conservative Balanced Portfolio

1.   Name of Issuer
     Goldman Sachs

2.   Date of Purchase
     5/3/1999

3.   Number of Securities Purchased
     13,200

4.   Dollar Amount of Purchase
     $699,600

5.   Price Per Unit
     $53.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
     Goldman Sachs & Co.

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Bear, Stearns & Co.,  Inc.
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.
Sanford C. Bernstein & Co., Inc.
Schroder & Co. Inc.




For the fiscal period ended 6/30/99
File number 811-03623

                         SUB-ITEM 77-0

                         EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   Diversified Bond Portfolio

1.   Name of Issuer
     Goldman Sachs

2.   Date of Purchase
     5/10/1999

3.   Number of Securities Purchased
     6,900

4.   Dollar Amount of Purchase
     $6,886,131

5.   Price Per Unit
     $997.99

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
     Goldman Sachs

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Banc One Capital Markets, Inc.
Blaylock & Partners, L.P.
BT Alex. Brown
Chase Securities Inc.
Credit Suisse First Boston
Lehman Brothers
Merrill Lynch
J.P. Morgan & Co.
Morgan Stanley Dean Witter
NationsBanc Montgomery Securities LLC
PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Smith Barney
The Williams Capital Group, L.P.


For the fiscal period ended 6/30/99
File number 811-03623

                         SUB-ITEM 77-0

                         EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   Diversified Bond Portfolio

1.   Name of Issuer
     Harrahs Operating Co.

2.   Date of Purchase
     1/12/1999

3.   Number of Securities Purchased
     7,336

4.   Dollar Amount of Purchase
     $3,982,920

5.   Price Per Unit
     $995.73

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
     Morgan Stanley

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Prudential Securities Incorporated
BancBoston Robertson Stephens
Bear, Stearns & Co. Inc.
Credit Suisse First Boston
Donaldson, Lufkin & Jenrette
Lehman Brothers
Merrill Lynch & Co.









For the fiscal period ended 6/30/99
File number 811-03623

                         SUB-ITEM 77-0

                         EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   Diversified Conservative Growth Portfolio

1.   Name of Issuer
     Tenfold Corp.

2.   Date of Purchase
     5/20/1999

3.   Number of Securities Purchased
     400

4.   Dollar Amount of Purchase
     $6,800

5.   Price Per Unit
     $17.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
     Goldman Sachs & Co.

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Prudential Securities Incorporated
BT Alex. Brown Incorporated
BancBoston Robertson Stephens Inc.
EVEREN Securities, Inc.
Wasserstein Perella Securities, Inc.
Dain Rauscher Wessels
U.S. Bancorp Piper Jaffray Inc.
The Chapman Company
J.C. Bradford & Co.
First Union Capital Markets Corp.
SoundView Technology Group, Inc.
Volpe Brown Whelan & Company, LLC
Edward D. Jones & Co., L.P.
SG Cowen Securities Corporation
Robert W. Baird & Co. Incorporated
For the fiscal period ended 6/30/99
File number 811-03623

                         SUB-ITEM 77-0

                         EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   Diversified Conservative Growth Portfolio

1.   Name of Issuer
     Clear Channel Communications, Inc.

2.   Date of Purchase
     5/20/1999

3.   Number of Securities Purchased
     100

4.   Dollar Amount of Purchase
     $7,063

5.   Price Per Unit
     $70.63

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
     Morgan Stanley Dean Witter

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Prudential Securities Incorporated
BT Alex. Brown Incorporated
BancBoston Robertson Stephens Inc.
First Union Capital Markets Corp.
Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Salomon Smith Barney Inc.
Credit Suisse First Boston Corporation
Lehman Brothers, Inc.
Schroder & Co. Inc.
Banc of America Securities LLC
Donaldson, Lufkin & Jenrette Securities Corporation
PaineWebber Incorporated
ING Baring Furman Selz LLC
Thomas Weisel Partners LLC

For the fiscal period ended 6/30/99
File number 811-03623

                         SUB-ITEM 77-0

                         EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   Diversified Conservative Growth Portfolio

1.   Name of Issuer
     Chiquita Brands.

2.   Date of Purchase
     6/15/1999

3.   Number of Securities Purchased
     100

4.   Dollar Amount of Purchase
     $100,000

5.   Price Per Unit
     $1000

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
     Lehman Corp

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Prudential Securities Incorporated
BancBoston Robertson Stephens Inc.
Lehman Brothers
Salomon Smith Barney
ING Barings
J.P. Morgan & Co.
Warburg Dillon Read LLC








For the fiscal period ended 6/30/99
File number 811-03623

                         SUB-ITEM 77-0

                         EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   Equity Income Portfolio

1.   Name of Issuer
     Goldman Sachs

2.   Date of Purchase
     5/31/1999

3.   Number of Securities Purchased

     83,600
4.   Dollar Amount of Purchase

     $4,430,800

5.   Price Per Unit

     $53.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased

     Goldman Sachs

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

                            EXHIBIT A

UNDERWRITER


Bear, Stearns & Co., Inc.
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.
Sanford C. Bernstein & Co., Inc.
Schroder & Co. Inc.

For the fiscal period ended 6/30/99
File number 811-03623

                         SUB-ITEM 77-0

                         EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   Flexible Managed Portfolio

1.   Name of Issuer
     Goldman Sachs

2.   Date of Purchase
     5/3/1999

3.   Number of Securities Purchased
     53,100

4.   Dollar Amount of Purchase
     $2,814,300

5.   Price Per Unit
     $53.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
     Goldman Sachs & Co.

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Bear, Stearns & Co.,  Inc.
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.
Sanford C. Bernstein & Co., Inc.
Schroder & Co. Inc.




For the fiscal period ended 6/30/99
File number 811-03623

                         SUB-ITEM 77-0

                         EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   High Yield Bond Portfolio

1.   Name of Issuer
     Chiquita Brands.

2.   Date of Purchase
     6/15/1999

3.   Number of Securities Purchased
     4000

4.   Dollar Amount of Purchase
     $4,000,000

5.   Price Per Unit
     $1000

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
     Lehman Brothers

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Prudential Securities Incorporated
BancBoston Robertson Stephens Inc.
Salomon Smith Barney
ING Barings
J.P. Morgan & Co.
Warburg Dillon Read LLC


For the fiscal period ended 6/30/99
File number 811-03623

                         SUB-ITEM 77-0

                         EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   High Yield Bond Portfolio

1.   Name of Issuer
     Charter Communications Holdings, LLC

2.   Date of Purchase
     3/12/1999

3.   Number of Securities Purchased
     500

4.   Dollar Amount of Purchase
     $498,65

5.   Price Per Unit
     $997.33
6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
     Goldman Sachs

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Prudential Securities Incorporated
Chase Securities Inc.
Donaldson, Lufkin & Jenrette
Bear, Stearns & Co. Inc.
NationsBanc Montgomery Securities LLC
Salomon Smith Barney
Credit Lyonnais Securities
First union Capital markets
TD Securities
CIBC Oppenheimer
Nesbitt Burns Securities Inc.



For the fiscal period ended 6/30/99
File number 811-03623

                         SUB-ITEM 77-0

                         EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   High Yield Bond Portfolio

1.   Name of Issuer
     Charter Communications Holdings, LLC

2.   Date of Purchase
     3/12/1999

3.   Number of Securities Purchased
     9538

4.   Dollar Amount of Purchase
     $3,987,800

5.   Price Per Unit
     $996.95
6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
     Goldman Sachs

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Prudential Securities Incorporated
Chase Securities Inc.
Donaldson, Lufkin & Jenrette
Bear, Stearns & Co. Inc.
NationsBanc Montgomery Securities LLC
Salomon Smith Barney
Credit Lyonnais Securities
First union Capital markets
TD Securities
CIBC Oppenheimer
Nesbitt Burns Securities Inc.





For the fiscal period ended 6/30/99
File number 811-03623

                         SUB-ITEM 77-0

                         EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   High Yield Bond Portfolio

1.   Name of Issuer
     Charter Communications Holdings, LLC

2.   Date of Purchase
     3/12/1999

3.   Number of Securities Purchased
     6500

4.   Dollar Amount of Purchase
     $3,990,610

5.   Price Per Unit
     $613.94
6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
     Goldman Sachs

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Prudential Securities Incorporated
Chase Securities Inc.
Donaldson, Lufkin & Jenrette
Bear, Stearns & Co. Inc.
NationsBanc Montgomery Securities LLC
Salomon Smith Barney
Credit Lyonnais Securities
First union Capital markets
TD Securities
CIBC Oppenheimer
Nesbitt Burns Securities Inc.